UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 13, 2005

Wilsons The Leather Experts Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-21543	41-1839933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7401 Boone Ave. N. Brooklyn Park, Minnesota (Address of principal executive offices)	55428 (Zip Code)

Registrant’s telephone number, including area code	(763) 391-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Corporate Leadership Team Incentive Plan
Amendment to Employment Agreement

Item 1.01.       Entry into a Material Definitive Agreement.
Corporate Leadership Team Incentive Plan
          On September 13, 2005, the Board of Directors of Wilsons The Leather Experts Inc. (the “Company”) approved amendments to the Wilsons Leather Corporate Leadership Team Incentive Plan (the “Plan”). The amendments to the Plan provide that (i) the Compensation Committee may, in its discretion, determine that certain executive officers of the Company will not be subject to annual position specific measures under the Plan; (ii) the Compensation Committee may permit an executive officer of the Company to participate in the incentive pool for performance in excess of the annual corporate financial objectives even if such officer is otherwise not a participant in the Plan; and (iii) the Incentive Committee (as defined in the Plan) may permit any other eligible associate (other than an executive officer) to participate in the incentive pool even if such associate is not a participant in the Plan.
          The foregoing description of the amendments to the Plan does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Amendment to Employment Agreement
          On September 14, 2005, the Company entered into an Amendment to Employment Agreement (the “Amendment”) with Michael M. Searles, Chief Executive Officer of the Company.
          Under the terms of the Amendment, Mr. Searles will continue to receive temporary furnished housing and travel reimbursement to allow him six additional months to move his permanent residence to Minnesota. A copy of the Amendment is attached as Exhibit 10.2 to this report and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits
(c)       Exhibits
10.1	Corporate Leadership Team Incentive Plan (as updated September 13, 2005).

10.2	Amendment to Employment Agreement dated as of September 14, 2005 by and between Michael M. Searles and the Company.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSONS THE LEATHER EXPERTS INC.
Date: September 19, 2005	By	/s/ Peter G. Michielutti
Peter G. Michielutti
Executive Vice President, Chief Financial Officer and Chief Operating Officer

Index to Exhibits

Exhibit
No.	Description	Method of Filing
10.1	Corporate Leadership Team Incentive Plan (as updated September 13, 2005).	Electronic Transmission

10.2	Amendment to Employment Agreement dated as of September 14, 2005 by and between Michael M. Searles and the Company.	Electronic Transmission